Blue Capital Reinsurance Holdings Ltd. (NYSE: BCRH) Investor Update Q4 2016 Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority Blue Capital is a registered trademark Exhibit 99.1

Safe Harbor Statement Some of the statements in this presentation may include, and Blue Capital Reinsurance Holdings Ltd. (the “Company” of “BRCH”) and the Company’s manager, Blue Capital Management Ltd. (“Blue Capital”) , may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements that include the words "should," “would,” "expect," "estimates", "intend," "plan," "believe," "project," “target,” "anticipate," "seek," "will," “deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions, decreased demand for property and casualty reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, uncertainties in our reserving process, changes to our tax status, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, operational risk, including the risk of fraud and errors and omissions, as well as technology breaches or failure, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, a breach in our underwriting guidelines, potential treatment of us as an investment company or a passive foreign investment company for purposes of U.S. securities laws or U.S. federal taxation, respectively, our dependence as a holding company upon dividends or distributions from our operating subsidiaries, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2015 and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In this presentation, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. Return on Equity (“ROE”) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances by quarter for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Achieving Strong Returns Through Focusing Solely on Catastrophe Risks An alternative investment manager focused exclusively on the insurance-linked (“ILS”) asset class Run by a team of market leading professionals experienced in insurance and capital markets Blue Capital is wholly owned by Endurance Specialty Holdings Ltd. (“Endurance”) Exclusive focus on catastrophe reinsurance exposures Well diversified exposure risk profile across global geographies, products and insurers Collateralized reinsurance contracts offer attractive risk adjusted returns A specialist reinsurance holding company (listed on the NYSE in November 2013) Provides investors with access to returns largely uncorrelated to financial markets $183.3 million of capital as of December 31, 2016 Target return on common equity equal to 800 basis points over the three-month U.S. Treasury yield per annum1 Blue Capital Reinsurance Holdings (“BCRH”) BCRH’s Strategy Blue Capital Management Ltd. (“Blue Capital”) 1The target long-term net return referenced above is a forward-looking statement that involves risks and uncertainties. Accordingly, there are or may be important factors that could cause actual returns to differ materially from the target long-term net return. Realization of the target long-term net return is dependent upon, (i) the portfolio of risks that BCRH constructs, (ii) the pricing BCRH is able to attain for the risks underwritten, (iii) BCRH’s investment return, (iv) the efficacy of the proprietary catastrophe modeling tools utilized by BCRH in estimating claims activity, (v) the claims activity BCRH actually experiences and (vi) BCRH’s ongoing corporate expenses.  For a listing of risks related to BCRH and its future performance, please see “Risk Factors” in BCRH’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q.

Catastrophe Reinsurance: Directionally Uncorrelated Returns Global Index Returns (December 2005 – December 2016)1 Largely Uncorrelated Returns vs. Other Financial Assets Largely uncorrelated to other asset classes Attractive returns with manageable and diversifiable volatility 1. Property Catastrophe: Swiss Re Cat Bond Total Return Index; Insurance-linked Securities: Eureka ILS Advisors Index; US Corporate High Yield: Barclays U.S. Corporate High Yield Total Return Index; US Equities: S&P 500; MSCI EAFE: a free-float weighted equity index covering developing markets in Europe, Australasia and Far East regions; US Aggregate: Barclays U.S. Aggregate Total Return Index. Source: Bloomberg Strong relative performance during the financial crisis

BCRH Has Delivered Strong Investor Returns Fully Converted Book Value Per Common Share From December 31, 2013 – December 31, 2016 Dividend yield calculated by dividing dividends paid during the year by the beginning of the year share price. The company intends to distribute through dividends or share repurchases a minimum of 90% of its annual distributable income Dividends have historically included recurring dividends of $0.30 for the first three quarters of the year and a special dividend paid in the first quarter of the following year BCRH declared a special dividend of $0.59 on February 1, 2017 that will be payable on March 15, 2017 Attractive Dividend Yields From December 31, 2013 – December 31, 2016 Compounded Annual Growth 8.8%

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Successful Strategy
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Leveraging the strength and expertise of Blue Capital and Endurance
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Blue Capital and Endurance have successful multi-year track records in catastrophe reinsurance
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Strategic relationship with Endurance provides BCRH access to Endurance’s global footprint, staffing, and distribution and well diversified global catastrophe portfolio
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Financial strength and market presence of Endurance and Blue Capital expected to strengthen following acquisition of Endurance by Sompo
Holdings, Inc.
Specialized underwriting and portfolio construction provides differentiated opportunity
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Seasoned underwriting teams leveraging sophisticated risk management and proprietary pricing and portfolio management system
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Returns are generated from the construction of a portfolio of traditional catastrophe reinsurance contracts not normally available to investors
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Avoid non-catastrophe and longer tail lines of business
Minimal underlying investment asset risk
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Invested collateral is cash or cash equivalent securities held in custody by Bank of New York Mellon
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Portfolio returns generated from reinsurance premiums

Michael McGuire Chairman of The Board D. Andrew Cook Audit Committee Chairman Experienced Team and Strong Oversight BCRH Board Of Directors Adam Szakmary Chief Executive Officer John Weale Compensation & Nominating Committee Chairman Eric Lemieux Lead Director CFO of Endurance since 2006 Extensive insurance industry experience CFO Global Partners Acquisition Corp Financial Expert Active in the launch of Blue Capital in 2012 CEO of BCRH since August 2015 Has held numerous industry executive roles Over 30 years industry experience Extensive catastrophe risk management experience Fellow of the Casualty Actuarial Society BCRH Officers Adam Szakmary Chief Executive Officer Greg Garside Chief Financial Officer John Del Col Secretary

What Differentiates BCRH from a Traditional Reinsurer?   Blue Capital Reinsurance Holdings Ltd. Traditional Reinsurer Business Focus Collateralized property catastrophe reinsurance Diversified portfolio of short-tail and long-tail reinsurance and other specialty insurance and reinsurance lines Security Offered Clients Cash collateral, no leverage “Promise to Pay” backed by financial strength ratings Capital Management Policy Target minimum dividends and/or share repurchases of 90% of distributable income Low single-digit dividend yield (typically 1-3%) Risk Profile Primarily natural catastrophe risks, predefined single event exposures Multitude of different risks including catastrophe risks, other frequency and severity insurance risks, interest rate, credit risk, equity risk, long-tail reserve risk, capital management, etc. Investment Profile Cash and cash equivalents, no investment risk or volatility Portfolio of fixed income, equity and hedge fund investments with interest rate, credit and market risk BCRH is a “pure play” catastrophe reinsurance alternative investment, which has paid out 90% of its distributable income for 2014, 2015 and 2016

Geographic Distribution of Premiums Portfolio of risks globally diversified by over 1,500 underlying contracts* BCRH maintains a diversified portfolio of global risks Successfully bound $35.5 million of indemnity reinsurance contracts as of January 1, 2017 which will be recognized throughout 2017 Inforce portfolio as of January 1, 2017 consisted of 29.8% first event coverages, 56.3% quota share coverages and the remaining balance supports second and subsequent events * Investors who invest in a single share of BCRH enjoy the benefit of investing in a share that is diversified by underlying investments of greater than 1,500 positions in catastrophe related insurance contracts, as at January 1, 2017. “Worldwide” comprises reinsurance contracts that cover risks in more than one geographic area and do not specifically exclude the U.S. “Worldwide, excluding U.S.” comprises reinsurance contracts that cover risks in more than one geographic area but specifically exclude the U.S.

Financial Highlights Full year 2016 results: 7.6% growth in book value per share $14.3 million of net income and a combined ratio of 65.0% Impacted by a higher frequency of global catastrophe events in second and fourth quarter 2016 BCRH has generated strong results in its first three full years of operations 8.8% Growth in Book Value Per Share inclusive of dividends paid for 2014 through 2016 Benign catastrophe losses have contributed to strong earnings and book value growth Returned in excess of 90.0% of distributable income through regular and special dividends Financial Results 2014 2015 2016 Production: Gross Premiums Written (in millions) $45.0 $38.6 $43.2 Net Premiums Earned (in millions) $43.9 $38.3 $43.6 Underwriting Results: Loss Ratio 39.0% 6.9% 31.5% Expense Ratio 28.2% 38.4% 33.5% Combined Ratio 67.2% 45.3% 65.0% Per Share Data: Earnings per Share $1.72 $2.36 $1.63 Regular Dividends Declared $0.90 $0.90 $0.90 Special Dividends Declared $0.66 $1.24 $0.59 Total Dividends Declared $1.56 $2.14 $1.49 Earnings Payout Ratio 90.4% 90.4% 90.6% Fully Converted Book Value Per Share $20.62 $21.41 $20.90 Growth in Book Value Per Share, Including Dividends Paid 8.7% 11.4% 7.6%

Risk Management: Single Event Loss Exposure Maintained Within Underwriting Guidelines Our single event loss estimates represent snapshots as of January 31, 2017. The composition of our in-force portfolio may change materially at any time due to the acceptance of new policies, losses incurred, the expiration of existing policies and changes in our ceded reinsurance and derivative protections. Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. For a listing of risks related to BCRH and its future performance, please see “Risk Factors” in BCRH’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”), meaning there is a 1.0% chance in any given year that this level will be exceeded. A “250-year” return period can also be referred to as the 0.4% OEP, meaning there is a 0.4% chance in any given year that this level will be exceeded. Projected Net Impact From Single Event Losses(1) at Specified Return Periods Net Impact (millions) Return Period (2) % of December 31, 2016 Shareholders’ Equity U.S. - Florida Hurricane $ 53 1 in 100 year 29% Japan – Earthquake $ 34 1 in 250 year 19% All other zones less than 15%

Conclusion BCRH offers an attractive return from investments in catastrophe reinsurance contracts. Returns are largely uncorrelated to other financial market risks BCRH benefits from relationship with Endurance, a market recognized leading global specialty insurer and reinsurer Provides access to greater than 90% of market of catastrophe risk opportunities which enhances diversification and risk selection Endurance and Blue Capital expertise enables differentiated reinsurance risk selection and portfolio construction Close alignment of interest between Endurance, BCRH and shareholders. Endurance maintains 33.3% ownership position in BCRH.

Appendix Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority Blue Capital is a registered trademark

Endurance Provides a Strong Support Base for BCRH “A” ratings from A.M. Best and S&P $5.0 billion of shareholders’ equity ($5.7 billion of total capital) as of September 30, 2016. Conservative, short-duration, AA- rated investment portfolio Prudent reserves that have historically developed favorably since our inception Diversified and efficient capital structure with reduced leverage Since inception returned nearly $2.2 billion to investors through dividends and share repurchases Owns 33.3% of BCRH’s outstanding common shares Endurance’s Diversified Portfolio of Businesses Gross premiums written of $4.0 billion on a trailing 12 month basis Balanced portfolio of insurance and reinsurance diversified by product/geography in both short and long tail lines Proven leader in specialty insurance and reinsurance and a market leader in global catastrophe reinsurance The alignment with Endurance provides BCRH access to a large, well-diversified catastrophe reinsurance portfolio In October 2016, Endurance signed a merger agreement with Sompo Holdings, Inc., one of the largest insurance companies in Japan, further strengthening BCRH’s support base Endurance’s Strong Balance Sheet and Capital Strong and seasoned franchise

Introduction to Reinsurance Risk Transfer Liquidity Risk Distribution Chain Households buy insurance from Insurance Companies Reinsurers opportunistically hedge against the risk of infrequent large losses Traditional Insurance Companies purchase Catastrophe Reinsurance to protect against infrequent large losses Insurance Companies Reinsurers Retrocessionaires Traditional Collateralized Reinsurance Industry Loss Warranties (ILWs) Catastrophe Bonds BCRH Business focus Reinsurance Products Retrocession BCRH can invest in these products opportunistically, but they are not the key focus Households Traditional Reinsurance Transparency of the underlying risk is key to optimal portfolio construction Excess Low Medium High Collateralized Attractive Business Typically Difficult to access for Retail Investors Blue Capital

Blue Capital has unique direct access to the traditional catastrophe reinsurance market through its reinsurance team and its direct relationship with Endurance: Access to broader $350 billion global property catastrophe market Provides BCRH investor access to > 90% of the market of catastrophe risk opportunities; not all of these opportunities are accessible by standalone reinsurance fund managers Collateralized reinsurance capability provides additional access to growing segment in the global catastrophe reinsurance market . BCRH actively invests in a diversified range of traditional reinsurance and ILS products Broad Access to Growing Market Growing demand for alternative capital BCRH accesses > 90% of the global market with strategic focus on the largest segment Source Company estimates, updated as at January 1, 2017.

CONTACT: Adam Szakmary President and CEO +1-441-278-0400 Adam. Szakmary@bluecapital.bm BLUE CAPITAL MANAGEMENT LTD. Waterloo House 100 Pitts Bay Road Pembroke HM 08 Bermuda